[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------



                               ABS New Transaction



                             Computational Materials

                                  $450,000,000
                  AFC Mortgage Loan Asset Backed Certificates,
                                  Series 1998-3


                                Superior Bank FSB
                                    Depositor


                                Superior Bank FSB
                                    Servicer


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------

The  attached  tables  and  other  statistical   analyses  (the   "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted  average lives shown in the  Computational  Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-5320.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         Expected                  Legal              Expected
                      Class                               Ratings        Avg.      Final               Payment              Day
     Class             Size        Tranche Type        Moody's/S&P      Life     Payment              Window*             Count
     -----             ----        ------------        -----------      ----     -------              -------             -----
To Call:
Class 1A-1         $51,000,000    LIBOR Floater           Aaa/AAA        3.52     10/25/28     1 - 115 (10/98 - 4/08)    Act/360
Class 1A-2        $188,000,000    LIBOR Floater           Aaa/AAA        3.46     10/25/28     1 - 115 (10/98 - 4/08)    Act/360
Class 2A-1         $78,000,000    LIBOR Floater           Aaa/AAA        2.76     10/25/28     1 - 115 (10/98 - 4/08)    Act/360
Class 2A-2        $133,000,000    LIBOR Floater           Aaa/AAA        2.76     10/25/28     1 - 115 (10/98 - 4/08)    Act/360


To Maturity:
Class 1A-1         $51,000,000    LIBOR Floater           Aaa/AAA        3.66     10/25/28     1 - 187 (10/98 - 4/14)    Act/360
Class 1A-2        $188,000,000    LIBOR Floater           Aaa/AAA        3.57     10/25/28     1 - 182 (10/98 - 11/13)   Act/360
Class 2A-1         $78,000,000    LIBOR Floater           Aaa/AAA        2.84     10/25/28     1 - 196 (10/98 - 1/15)    Act/360
Class 2A-2        $133,000,000    LIBOR Floater           Aaa/AAA        2.84     10/25/28     1 - 195 (10/98 - 12/14)   Act/360
------------------------------------------------------------------------------------------------------------------------------------

Depositor:                Superior Bank FSB

Series:                   AFC Mortgage Loan Asset Backed Certificates,
                          Series 1998-3

Servicer:                 Superior Bank FSB

Trustee:                  LaSalle National Bank

Underwriters:             Merrill Lynch, Pierce, Fenner & Smith Incorporated
                          (Lead) & J.P. Morgan Securities Inc. (Co-Manager)

Bond Insurer:             FGIC (Financial Guaranty Insurance Company)

Cut-Off Date:             September 1, 1998

Exp. Pricing:             On or about Sept. 18, 1998

Exp. Settlement:          On or about Sept. 28, 1998

Distribution Date:        The 25th day of each  month (or if such 25th day is
                          not a business  day,  the next  succeeding  business
                          day), commencing on  Oct. 26, 1998.

Class 1A Prepayment
Assumption:               With respect to the Class 1A Certificates, a 100%
                          Prepayment Assumption assumes a CPR of 2% per annum in the first month of the life of the Mortgage Loans and an additional 1.2% per annum each month thereafter until the twenty-first month and 26% CPR thereafter.

Class 2A Prepayment
Assumption:               28% CPR

SMMEA: The Class 1A-1 and Class 1A-2 Certificates will not be SMMEA eligible. The Class 2A-1 and 2A-2 Certificates will not be SMMEA eligible until such time as the balance of the Sub-Pool III and Sub-Pool IV Pre-Funding Accounts are reduced to zero.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, it is expected that the Class 1A and 2A Certificates will generally be ERISA eligible under the Prohibited Transaction Exemptions granted to the Underwriters by the Department of Labor. Prospective purchasers should consult their counsel.

Tax Status:               REMIC

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------


COLLATERAL:
Group 1 Mortgage Loans:
Sub-Pool I:         Conventional,  fixed-rate  mortgage  loans  secured by first liens on single family residential  properties plus Sub-Pool
                    I pre-funding account. In addition,  Sub-Pool I will include
                    "Periodic  Payment  Loans"  (19.69%  of  Sub-Pool  I  before
                    pre-funding)   and  "Deferred   Payment  Loans"  (12.06%  of
                    Sub-Pool I before pre-funding). See below for further description.

Sub-Pool II:        Conventional,  fixed-rate mortgage loans secured by first or second liens on one- to  four-familyresidential  properties,
                    condominiums   and    manufactured    homes   ("One   Family
                    Properties"),  residential  properties consisting of five or more dwelling units ("Multifamily  Properties"),  commercial properties and mixed  residential and commercial  structures
                    ("Mixed  Use  Properties")   plus  Sub-Pool  II  pre-funding
                    account.  In addition,  Sub-Pool II will  include  "Periodic
                    Payment Loans"  (12.33% of Sub-Pool II before  pre-funding),
                    "Deferred  Payment  Loans"  (6.49%  of  Sub-Pool  II  before
                    pre-funding)   and  "Temporary   Buydown  Loans"  (0.80%  of
                    Sub-Pool II before pre-funding). See below for further description.

Group 2 Mortgage Loans:
Sub-Pool III:       Conventional,  adjustable  rate  mortgage  loans  secured by first  liens on One  Family  Properties  indexed  to 6 Month
                    LIBOR plus Sub-Pool III pre-funding account. In addition, Sub-Pool III will include "Deferred Payment Loans" (3.41% of
                    Sub-Pool III before pre-funding). See below for further description.

Sub-Pool IV:        Conventional,  adjustable  rate  mortgage  loans  secured by first  liens on One  family  Properties  indexed  to 6 Month
                    LIBOR plus Sub-Pool IV pre-funding account. In addition, Sub-Pool IV will include "Deferred Payment Loans" (4.19% of
                    Sub-Pool  IV  before  pre-funding)  and  "Temporary  Buydown
                    Loans" (13.41% of Sub-Pool IV before pre-funding). See below for further description.


CREDIT
ENHANCEMENT:        Overcollateralization  and  Cross  Collateralization  of the
                    groups, plus 100% FGIC Guarantee of timely receipt of interest on the Class A Certificates and ultimate receipt of principal on the Class A Certificates.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------


INITIAL
OVERCOLLATERAL-
IZATION: Credit Enhancement with respect to the Class 1A-1, 1A-2, 2A-1 and 2A-2 Certificates will be provided in part by the Initial Overcollateralization Amount for Sub-Pool I, Sub-Pool II, Sub-Pool III, and Sub-Pool IV resulting from the sum of each respective Original Group Principal Balance and Original Group Pre-Funded Amount exceeding the initial respective Certificate Principal Balance as of the Closing Date.

CROSS-
COLLATERALIZATION:  On any Remittance Date prior to the related  Cross-Over Date on which the Overcollateralization Amount for a Sub-Pool is less than the Required Overcollateralization Amount for such Sub-Pool, the Remaining Net Excess Spread for such Sub-Pool plus the Available Transfer Cashflow, if any, and the Net Excess Principal, if any, from the other Sub-Pools will be used to make additional distributions of principal on the related Class of Class A Certificates until such Overcollateralization Amount equals the related Required Overcollateralization Amount for such Sub-Pool.

PRE-FUNDING ACCOUNTS:

Original Sub-Pool I Pre-Funding Amount: $20,510,038 (approximate) Original Sub-Pool II Pre-Funding Amount: $74,678,736 (approximate) Original Sub-Pool III Pre-Funding Amount: $32,187,568 (approximate) Original Sub-Pool IV Pre-Funding Amount: $51,896,297 (approximate)

The Original Sub-Pool I, Sub-Pool II, Sub-Pool III, and Sub-Pool IV Pre-Funding Amounts will be reduced during the Funding Period (approx. 2 months) by the amounts thereof used to purchase the related Subsequent Mortgage Loans. Any amount remaining at the end of the Funding Period in Sub-Pool I, Sub-Pool II, Sub-Pool III, and Sub-Pool IV Pre-Funding Accounts will be used to prepay principal to the Class 1A-1, Class 1A-2, Class 2A-1 and Class 2A-2 Certificates, respectively.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
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--------------------------------------------------------------------------------

Class 1A Certificates:
Prior to the availability of the 5% clean-up call (as defined below):
On each Remittance Date, interest will accrue at the Class 1A-1 and Class 1A-2 Pass-Through Rates from the preceding Remittance Date (or from the Closing Date in the case of the first Remittance Date) to and including the day prior to the current Remittance Date on the outstanding principal balance of the Class 1A-1 and Class 1A-2 Certificates, respectively. All calculations of interest on the Class 1A Certificates will be computed on the basis of the actual number of days elapsed in the related interest period and in a year of 360 days. The Class 1A-1 Pass Through Rate will be equal to the lesser of (1) One-Month LIBOR plus [ ]% per annum and (2) the weighted average of the Group 1 Mortgage Rates minus the sum of, with respect to Group 1, (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated and (c) the rate at which monthly premiums are payable to the Certificate Insurer (the "Class 1A Available Funds Cap Rate"). The Class 1A-2 Pass Through Rate will be equal to the lesser of (1) One-Month LIBOR plus [ ]% per annum and (2) the weighted average of the Group 1 Mortgage Rates minus the sum of, with respect to Group 1, (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated and (c) the rate at which monthly premiums are payable to the Certificate Insurer (the "Class 1A Available Funds Cap Rate").

Class 2A Certificates:
Prior to the availability of the 5% clean-up call (as defined below):
On each Remittance Date, interest will accrue at the Class 2A-1 and Class 2A-2 Pass-Through Rate from the preceding Remittance Date (or from the Closing Date in the case of the first Remittance Date) to and including the day prior to the current Remittance Date on the outstanding principal balance of the Class 2A-1 and Class 2A-2 Certificates. All calculations of interest on the Class 2A Certificates will be computed on the basis of the actual number of days elapsed in the related interest period and in a year of 360 days. The Class 2A-1 Pass Through Rate will be equal to the least of (1) One-Month LIBOR plus [ ]% per annum, (2) the weighted average of the Group 2 Mortgage Rates minus the sum of, with respect to Group 2, (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated and (c) the rate at which monthly premiums are payable to the Certificate Insurer (the "Class 2A Available Funds Cap Rate") and (3) the weighted average of the Group 2 Maximum Mortgage Rates minus the sum of, with respect to Group 2, (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated and (c) the rate at which monthly premiums are payable to the Certificate Insurer (the "Class 2A Cap Rate") . The Class 2A-2 Pass Through Rate will be equal to the least of (1) One-Month LIBOR plus [ ]% per annum, (2) the weighted average of the Group 2 Mortgage Rates minus the sum of, with respect to Group 2, (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated and
(c) the rate at which monthly premiums are payable to the Certificate Insurer (the "Class 2A Available Funds Cap Rate") and (3) the weighted average of the Group 2 Maximum Mortgage Rates minus the sum of, with respect to Group 2, (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated and (c) the rate at which monthly premiums are payable to the Certificate Insurer (the "Class 2A Cap Rate") .

After the availability of the 5% cleanup call the Class A Pass-Through Rates will increase approximately 40bps on and after the date on which the 5% clean-up call becomes available but is not exercised, subject to the Class 1A and Class 2A Available Funds Cap Rates.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
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--------------------------------------------------------------------------------

CLASS 2A INTEREST SHORTFALL AMOUNT:

If on any Remittance Date the Class 2A-1 or Class 2A-2 Pass Through Rate is based on the Class 2A Available Funds Cap Rate, the excess of (i) the amount of interest such Class 2A Certificates would be entitled to receive on such Remittance Date had interest been calculated based on LIBOR plus the margin (but in no event exceeding the Class 2A Cap Rate) over (ii) the amount of interest such Class will receive on such Remittance Date at the Available Funds Cap Rate, together with the unpaid portion of any such excess from prior Remittance Dates (and interest accrued thereon at the then applicable Class 2A-1 or Class 2A-2 Pass-Through Rate, without giving effect to the Available Funds Cap Rate, but in no event exceeding the Class 2A Cap Rate) is referred to herein as the "Class 2A Interest Shortfall Amount". Any Class 2A Interest Shortfall Amount will be paid on future Remittance Dates on a subordinated basis to the extent of funds available in the Certificate Account. No Class 2A Interest Shortfall Amount will be paid to the Class 2A-1 or Class 2A-2 Certificateholder if the balance of each Certificate is reduced to zero. The ratings of the Class 2A Certificates do not address the likelihood of the payment of any Class 2A Interest Shortfall Amounts and Class 2A Interest Shortfall Amounts will not be covered by Insured Payments from FGIC.

PRINCIPAL DISTRIBUTIONS:

The Group 1 Mortgage Loans will consist of the Sub-Pool I and Sub-Pool II Mortgage Loans. All principal relating to the Sub-Pool I Mortgage Loans and Sub-Pool II Mortgage Loans will be paid to the Class 1A-1 Certificates and Class 1A-2 Certificates, respectively, together with the aggregate Net Excess Spread from the Sub-Pool I and Sub-Pool II Mortgage Loans, which will be paid to the Class 1A-1 and Class 1A-2 Certificates in the same proportion as the Sub-Pool I and Sub-Pool II Principal Distribution Amounts to the extent necessary to reach the required overcollateralization.

The Group 2 Mortgage Loans will consist of the Sub-Pool III and Sub-Pool IV Mortgage Loans. All principal relating to the Sub-Pool III Mortgage Loans and Sub-Pool IV Mortgage Loans will be paid to the Class 2A-1 Certificates and Class 2A-2 Certificates, respectively, together with the aggregate Net Excess Spread from the Sub-Pool III and Sub-Pool IV Mortgage Loans, which will be paid to the Class 2A-1 and Class 2A-2 Certificates in the same proportion as the Sub-Pool III and Sub-Pool IV Principal Distribution Amounts to the extent necessary to reach the required overcollateralization.

OPTIONAL TERMINATION/5% CLEANUP CALL:

On any Remittance Date on which the outstanding aggregate principal balance of the Mortgage Loans in the Trust Fund is less than 5% of the sum of the Original Pool Principal Balance and the Original Pre-Funded Amounts.

COLLATERAL  OVERVIEW (INITIAL MORTGAGE LOANS):

Manufactured Home Loans
Mortgage loans secured by manufactured homes that are deemed to be real property in the jurisdiction in which the mortgaged property is located. These loans will constitute 5.17% of Sub-Pool II and 6.11% of Sub-Pool IV before pre-funding.

Periodic Payment Loans
Mortgage loans which generally are the same as the other mortgage loans in the transaction but which accrue interest on a 28/364 day basis. Periodic Payment Loans will constitute 19.69% of Sub-Pool I and 12.33% of Sub-Pool II before pre-funding. In addition, some of these loans will allow for the mortgagor to use a limited number of payment vouchers to defer principal portions of the corresponding Periodic Payment and pay only the interest portion due on such payment dates. Any principal deferred in such a manner will be due in full on the maturity date of the related Periodic Payment Loan.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------


Deferred Payment Loans
Mortgage Loans which permit the Mortgagor to defer the first two or first three payments due under the related Note. Such election must be made at the time of origination. Under certain limited circumstances, these deferred payments may be forgiven by the Mortgage on the maturity date of the loan. These loans will constitute 12.06% of Sub-Pool I and 6.49% of Sub-Pool II, 3.41% of Sub-Pool III, and 4.19% of Sub-Pool IV before pre-funding.

Temporary Buydown Loans
Approximately 0.80% of the Sub-Pool II Initial Mortgage Loans and 13.41% of the Sub-Pool IV Initial Mortgage Loans (before pre-funding), by Original Sub-Pool IV Principal Balance, provide that the Mortgage Rate stated therein be reduced by 2% during the first twelve month period of the loans, and reduced by 1% during the second twelve month period of the loan, after which such Mortgage Rate will apply. For example, a loan with a stated Mortgage Rate of 10% will actually have a Mortgage Rate of 8% during the first 12 month period, 9% during the second 12 month period and will return to 10% for the remainder of the loan. All modeling assumptions herein use the actual reduced Mortgage Rates for the first 24 months, not the stated Mortgage Rate, for all such Temporary Buydown Loans.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
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--------------------------------------------------------------------------------

AVERAGE LIFE SENSITIVITY ANALYSIS:
(assuming 0 bps losses):

                           Assumes a 5% Clean-Up Call
Scenario                  1                      2                      3                     4                      5
                          -                      -                      -                     -                      -
                      WAL/Window             WAL/Window             WAL/Window            WAL/Window             WAL/Window
Class                  (Months)               (Months)               (Months)              (Months)               (Months)
1A-1                15.58 (1 - 323)         5.94 (1 - 179)         3.52 (1 - 115)         2.54 (1 - 82)         2.00 (1 - 60)
1A-2                13.40 (1 - 323)         5.73 (1 - 179)         3.46 (1 - 115)         2.51 (1 - 82)         1.98 (1 - 60)

                    Assumes NO 5% Clean-Up Call (to Maturity)
Scenario                  1                      2                      3                     4                      5
                          -                      -                      -                     -                      -
                      WAL/Window             WAL/Window             WAL/Window            WAL/Window             WAL/Window
Class                  (Months)               (Months)               (Months)              (Months)               (Months)
1A-1                15.76 (1 - 352)         6.19 (1 - 304)         3.66 (1 - 187)         2.61 (1 - 137)        2.05 (1 - 99)
1A-2                13.46 (1 - 349)         5.86 (1 - 294)         3.57 (1 - 182)         2.57 (1 - 135)        2.02 (1 - 97)




                           Assumes a 5% Clean-Up Call
Scenario                  1                      2                      3                     4                      5
                          -                      -                      -                     -                      -
                      WAL/Window             WAL/Window             WAL/Window            WAL/Window             WAL/Window
Class                  (Months)               (Months)               (Months)              (Months)               (Months)
2A-1                7.72 (1 - 323)          4.00 (1 - 179)         2.76 (1 - 115)         2.11 (1 - 82)         1.54 (1 - 60)
2A-2                7.72 (1 - 323)          4.00 (1 - 179)         2.76 (1 - 115)         2.11 (1 - 82)         1.54 (1 - 60)

                    Assumes NO 5% Clean-Up Call (to Maturity)
Scenario                  1                      2                      3                     4                      5
                          -                      -                      -                     -                      -
                      WAL/Window             WAL/Window             WAL/Window            WAL/Window             WAL/Window
Class                  (Months)               (Months)               (Months)              (Months)               (Months)
2A-1                7.74 (1 - 350)          4.08 (1 - 271)         2.84 (1 - 196)         2.20 (1 - 152)        1.60 (1 - 111)
2A-2                7.73 (1 - 349)          4.08 (1 - 270)         2.84 (1 - 195)         2.19 (1 - 152)        1.60 (1 - 110)





Scenario                                      1             2              3             4             5
                                              -             -              -             -             -

Class 1A Prepayment Assumption                0%            50%           100%          150%          200%
Class 2A CPR                                  10%           20%           28%           35%            45%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------


CLASS 2A EXCESS SPREAD & AVAILABLE FUNDS CAP RATE ANALYSIS (UNDER PRICING SCENARIO):


   Period    Payment Date    Available Funds Cap Rate(1)           Excess Spread
                                                                    Available(1)
   ------    ------------    ---------------------------        ----------------
     1         10/25/98                  9.32%                             3.51%
     2         11/25/98                  9.32                              3.51
     3         12/25/98                  9.32                              3.51
     4          1/25/99                  9.32                              3.51
     5          2/25/99                  9.34                              3.52
     6          3/25/99                  9.36                              3.54
     7          4/25/99                  9.36                              3.54
     8          5/25/99                  9.37                              3.55
     9          6/25/99                  9.38                              3.56
     10         7/25/99                  9.38                              3.56
     11         8/25/99                  9.39                              3.57
     12         9/25/99                  9.46                              3.64
     13        10/25/99                  9.46                              3.64
     14        11/25/99                  9.49                              3.67
     15        12/25/99                  9.52                              3.70
     16         1/25/00                  9.52                              3.70
     17         2/25/00                  9.52                              3.70
     18         3/25/00                  9.53                              3.71
     19         4/25/00                  9.53                              3.71
     20         5/25/00                  9.58                              3.76
     21         6/25/00                  9.60                              3.79
     22         7/25/00                  9.60                              3.79
     23         8/25/00                  9.79                              3.97
     24         9/25/00                 10.30                              4.49
     25        10/25/00                 10.62                              4.80
     26        11/25/00                 10.98                              5.16
     27        12/25/00                 11.34                              5.53
     28         1/25/01                 11.34                              5.53
     29         2/25/01                 11.34                              5.53
     30         3/25/01                 11.39                              5.58

----------
(1) Assumes 1 Month LIBOR = 5.58203%, 6 Month LIBOR = 5.40625%, Class 2A-1 Net Margin = 0.23%, Class 2A-2 Net Margin = 0.24%, Expenses = 0.78%.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------


INITIAL MORTGAGE LOAN CHARACTERISTICS

As of 9/1/98 (the "Cut-off Date")

Group 1 (Sub-Pool I and Sub-Pool II) (Fixed Rate):
Current Home Equity Loan Principal Balance:                        $146,225,367
Average Current Home Equity Loan Principal Balance:                $62,812  (range:   $9,000 - $900,000)
Original Home Equity Loan Principal Balance:                       $146,394,423
Average Original Home Equity Loan Principal Balance:               $62,884  (range:  $9,000 - $900,000)
Properties secured by 1st/2nd Liens:                               77.53% / 22.47%
Weighted Average Coupon:                                           10.476%  (range:  7.125% - 15.500%)
Weighted Average CLTV:                                             77.01%
Weighted Average Rem. Term:                                        243 mos.
Weighted Average Original Term:                                    244 mos.
Geographic Distribution:                                           42 States and D.C.
States w/ >5% Concentrations:                                      NY - 19.00%, FL - 14.39%, PA - 8.80%
                                                                   MI - 6.21%, CA - 3.60%
Product Type-
         Balloons (30's due in 15):                                25.42%
         Periodic Payment Loans:                                   13.89%
         Deferred Payment Loans:                                   7.67%
         Temporary Buydown Loans:                                  0.63%
Occupancy-
         Owner Occupied:                                           89.01%
         Non-Owner Occupied:                                       10.99%
Property Type-
         Single Family:                                            75.69%
         2-4 Family:                                               9.86%
         Manufactured Home Loans:                                  4.08%
         Multi-Family:                                             3.68%
         Mixed Use:                                                2.80%
         Condominium:                                              1.83%
         Commercial:                                               1.11%
         PUD:                                                      0.95%
Loan Purpose-
         Purchase:                                                 20.10%
         Refinance:                                                6.23%
         Cashout:                                                  73.67%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------


INITIAL MORTGAGE LOAN CHARACTERISTICS (continued)

As of 9/1/98 (the "Cut-off Date")

Sub-Pool I (Fixed Rate):
Current Home Equity Loan Principal Balance:                $31,005,114
Average Current Home Equity Loan Principal Balance:        $67,994  (range:  $9,945 - $220,500)
Original Home Equity Loan Principal Balance:               $31,048,897
Average Original Home Equity Loan Principal Balance:       $68,090  (range:  $10,000 - $220,500)
Properties secured by 1st/2nd Liens:                       100% / 0%
Weighted Average Coupon:                                   10.395%  (range:  8.150% - 14.500%)
Weighted Average CLTV:                                     77.37%
Weighted Average Rem. Term:                                267 mos.
Weighted Average Original Term:                            268 mos.
Geographic Distribution:                                   32 states and D.C.
States w/ >5% Concentrations:                              FL - 17.95%, PA - 12.67%
                                                           NY - 12.05%, MI - 8.63%
Product Type-
         Balloons (30's due in 15):                        22.59%
         Periodic Payment Loans:                           19.69%
         Deferred Payment Loans:                           12.06%
Occupancy-
         Owner Occupied:                                   94.23%
         Non-Owner Occupied:                               5.77%
Property Type-
         Single Family:                                    100.00%
Loan Purpose-
         Purchase:                                         26.51%
         Refinance:                                        5.64%
         Cashout:                                          67.85%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------

INITIAL MORTGAGE LOAN CHARACTERISTICS (continued)

As of 9/1/98 (the "Cut-off Date")

Sub-Pool II (Fixed Rate):
Current Home Equity Loan Principal Balance:                  $115,220,253
Average Current Home Equity Loan Principal Balance:          $61,549  (range:  $9,000 - $900,000)
Original Home Equity Loan Principal Balance:                 $115,345,526
Average Original Home Equity Loan Principal Balance:         $61,616  (range:  $9,000 - $900,000)
Properties secured by 1st/2nd Liens:                         71.48% / 28.52%
Weighted Average Coupon:                                     10.497%  (range:  7.125% - 15.500%)
Weighted Average CLTV:                                       76.92%
Weighted Average Rem. Term:                                  236 mos.
Weighted Average Original Term:                              237 mos.
Geographic Distribution:                                     42 states and D.C.
States w/ >5% Concentrations:                                NY - 20.87%, FL - 13.43%, PA - 7.75%,
                                                             MI - 5.57%, CT 5.26%
Product Type-
         Balloons (30's due in 15):                          26.18%
         Periodic Payment Loans:                             12.33%
         Deferred Payment Loans:                             6.49%
         Temporary Buydown Loans:                            0.80%
Occupancy-
         Owner Occupied:                                     87.61%
         Non-Owner Occupied:                                 12.39%
Property Type-
         Single Family:                                      69.15%
         2-4 Family:                                         12.51%
         Manufactured Home Loans:                            5.17%
         Multi Family:                                       4.67%
         Mixed Use:                                          3.56%
         Condominium:                                        2.32%
         Commercial:                                         1.41%
         PUD:                                                1.21%
Loan Purpose-
         Purchase:                                           18.38%
         Refinance:                                          6.39%
         Cashout:                                            75.24%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------

INITIAL MORTGAGE LOAN CHARACTERISTICS (continued)

As of 9/1/98 (the "Cut-off Date")

Group 2 (Sub-Pool III and Sub-Pool IV) (Adjustable Rate):
Current Home Equity Loan Principal Balance:                        $130,129,333
Average Current Home Equity Loan Principal Balance:                $109,629  (range:  $13,000 - $768,208)
Original Home Equity Loan Principal Balance:                       $130,174,511
Average Original Home Equity Loan Principal Balance:               $109,667  (range:  $13,000 - $770,000)
 Product Type-
         2/28:                                                     94.52%
         6 Month LIBOR:                                            5.48%
         Temporary Buydown Loans:                                  8.56%
         Deferred Payment Loans:                                   3.91%
Weighted Average Coupon:                                           10.104% (range:  5.250% - 15.500%)
Weighted Average Lifetime Cap:                                     16.275% (range:  13.125% - 21.500%)
Weighted Average Lifetime Floor:                                   9.330%  (range:  6.125% - 14.500%)
Weighted Average Gross Margin:                                     6.802%  (range:  3.750% - 10.750%)
Weighted Average Months to Roll:                                   22      (range:  1 - 24)
Weighted Average Initial Periodic Cap:                             2.031%  (range:  1.000% - 3.000%)
Weighted Average Periodic Cap:                                     1.000%  (range:  all 1.000%)
Weighted Average Rem. Term:                                        357 mos.
Weighted Average Original Term:                                    358 mos.
Properties secured by 1st Liens:                                   100%
Weighted Average LTV:                                              81.27%
Geographic Distribution:                                           40 states and D.C.
 States w/ >5% Concentrations:                                     NY - 13.39%, PA - 12.72%, CO - 9.99%,
                                                                   UT - 9.71%, NJ - 7.62%, MI - 6.72%
Occupancy-
         Owner Occupied:                                           96.33%
         Non-Owner Occupied:                                       3.67%
Property Type-
         Single Family:                                            80.89%
         2-4 Family:                                               9.13%
         Manufactured Home Loans:                                  3.90%
         PUD:                                                      3.19%
         Condominium:                                              2.89%
Loan Purpose-
         Purchase:                                                 56.87%
         Refinance:                                                6.64%
         Cashout:                                                  36.49%

2/28
         Weighted Average Coupon:                                  10.096% (range:  5.250% - 15.500%)
         Weighted Average Lifetime Cap:                            16.277% (range:  13.125% - 21.500%)
         Weighted Average Lifetime Floor:                          9.277%  (range:  6.125% - 14.500%)
         Weighted Average Gross Margin:                            6.780%  (range:  3.750% - 10.750%)
6 Month LIBOR
         Weighted Average Coupon:                                  10.241% (range:  8.250% - 13.125%)
         Weighted Average Lifetime Cap:                            16.234% (range:  14.250% - 19.125%)
         Weighted Average Lifetime Floor:                          10.234% (range:  8.250% - 13.125%)
         Weighted Average Gross Margin:                            7.174%  (range:  5.000% - 9.500%)

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------


INITIAL MORTGAGE LOAN CHARACTERISTICS (continued)

As of 9/1/98 (the "Cut-off Date")

Sub-Pool III (Adjustable Rate):
Current Home Equity Loan Principal Balance:                        $47,000,249
Average Current Home Equity Loan Principal Balance:                $96,312  (range:  $14,278 - $221,000)
Original Home Equity Loan Principal Balance:                       $47,016,023
Average Original Home Equity Loan Principal Balance:               $96,344  (range:  $14,300 - $221,000)
Product Type-
         2/28:                                                     94.76%
         6 Month LIBOR:                                            5.24%
         Deferred Payment Loans:                                   3.41%
Weighted Average Coupon:                                           10.075%  (range:  7.125% - 12.875%)
Weighted Average Lifetime Cap:                                     16.075%  (range:  13.125% - 18.875%)
Weighted Average Lifetime Floor:                                   9.127%  (range:  6.125% - 11.875%)
Weighted Average Gross Margin:                                     6.623%  (range 4.250% - 9.500%)
Weighted Average Months to Roll:                                   22  (range:  2 - 24)
Weighted Average Initial Periodic Cap:                             1.948%  (range:  1.00% - 2.00%)
Weighted Average Periodic Cap:                                     1.00%  (range:  all 1.00%)
Weighted Average Rem. Term:                                        359 mos.
Weighted Average Original Term:                                    360 mos.
Properties secured by 1st Liens:                                   100%
Weighted Average LTV:                                              81.41%
Geographic Distribution:                                           33 States and D.C.
States w/ >5% Concentrations:                                      PA - 18.88%, CO - 11.67%, NY - 10.06%,
                                                                   MI - 9.39%, NJ - 7.76%, FL - 6.18%, IL - 5.21%
Occupancy-
         Owner Occupied:                                           96.46%
         Non-Owner Occupied:                                       3.54%
Property Type-
         Single Family:                                            100%
Loan Purpose-
         Purchase:                                                 55.42%
         Refinance:                                                6.61%
         Cashout:                                                  37.97%


2/28
         Weighted Average Coupon:                                  10.080%  (range:  7.125% - 12.875%)
         Weighted Average Lifetime Cap:                            16.080%  (range:  13.125% - 18.875%)
         Weighted Average Lifetime Floor:                          9.080%  (range:  6.125% - 11.875%)
         Weighted Average Gross Margin:                            6.608%  (range:  4.250% - 9.500%)
6 Month LIBOR
         Weighted Average Coupon:                                  9.986%  (range:  8.500% - 11.750%)
         Weighted Average Lifetime Cap:                            15.986%  (range:  14.500% - 17.750%)
         Weighted Average Lifetime Floor:                          9.986%  (range:  8.500% - 11.750%)
         Weighted Average Gross Margin:                            6.896%  (range:  5.500% - 8.500%)

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------

INITIAL MORTGAGE LOAN CHARACTERISTICS (continued)

As of 9/1/98 (the "Cut-off Date")

Sub-Pool IV (Adjustable Rate):
Current Home Equity Loan Principal Balance:                        $83,129,084
Average Current Home Equity Loan Principal Balance:                $118,926  (range:  $13,000 - $768,208)
Original Home Equity Loan Principal Balance:                       $83,158,488
Average Original Home Equity Loan Principal Balance:               $118,968  (range:  $13,000 - $770,000)
Product Type-
         2/28:                                                     94.38%
         6 Month LIBOR:                                            5.62%
         Deferred Payment Loans:                                   4.19%
         Temporary Buydown Loans:                                  13.41%
Weighted Average Coupon:                                           10.121%  (range:  5.250% - 15.500%)
Weighted Average Lifetime Cap:                                     16.388%  (range:  13.125% - 21.500%)
Weighted Average Lifetime Floor:                                   9.444%  (range:  6.125% - 14.500%)
Weighted Average Gross Margin:                                     6.903%  (range:  3.750% - 10.750%)
Weighted Average Months to Roll:                                   22  (range:  1 - 24)
Weighted Average Initial Periodic Cap:                             2.078%  (range:  1.00% - 3.00%)
Weighted Average Periodic Cap:                                     1.00%  (range:  all 1.00%)
Weighted Average Rem. Term:                                        356 mos.
Weighted Average Original Term:                                    358 mos.
Properties secured by 1st Liens:                                   100%
Weighted Average LTV:                                              81.20%
Geographic Distribution:                                           39 States and D.C.
States w/ >5% Concentrations:                                      NY - 15.27%, UT - 13.48%, PA - 9.24%,
                                                                   CO - 9.04%, NJ - 7.54%, MI - 5.21%
Occupancy-
         Owner Occupied:                                           96.25%
         Non-Owner Occupied:                                       3.75%
Property Type-
         Single Family:                                            70.09%
         2-4 Family:                                               14.29%
         Manufactured Home Loans:                                  6.11%
         PUD:                                                      4.99%
         Condominium:                                              4.53%
Loan Purpose-
         Purchase:                                                 57.70%
         Refinance:                                                6.65%
         Cashout:                                                  35.65%

2/28
         Weighted Average Coupon:                                  10.106%  (range:  5.250% - 15.500%)
         Weighted Average Lifetime Cap:                            16.390%  (range:  13.125% - 21.500%)
         Weighted Average Lifetime Floor:                          9.390%  (range:  6.125% - 14.500%)
         Weighted Average Gross Margin:                            6.878%  (range:  3.750% - 10.750%)
6 Month LIBOR
         Weighted Average Coupon:                                  10.376%  (range:  8.250% - 13.125%)
         Weighted Average Lifetime Cap:                            16.364%  (range:  14.250% - 19.125%)
         Weighted Average Lifetime Floor:                          10.364%  (range:  8.250% - 13.125%)
         Weighted Average Gross Margin:                            7.321%  (range:  5.000% - 9.500%)

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS

                                     Group 1

Range of Principal Balances                                  Percent by                Number of
as of the Cut-off Date ($)           Principal Balance    Principal Balance          Mortgage Loans
--------------------------           -----------------    -----------------          --------------

0.01- 10,000.00                          $147,781                0.10%                        15
10,000.01- 20,000.00                    4,399,334                3.01                        273
20,000.01- 30,000.00                    8,884,515                6.08                        350
30,000.01- 40,000.00                   11,114,418                7.60                        316
40,000.01- 50,000.00                   12,325,284                8.43                        272
50,000.01- 60,000.00                   13,130,047                8.98                        238
60,000.01- 70,000.00                   11,228,351                7.68                        172
70,000.01- 80,000.00                   11,446,499                7.83                        153
80,000.01- 90,000.00                    9,335,755                6.38                        110
90,000.01- 100,000.00                   7,192,732                4.92                         75
100,000.01- 110,000.00                  7,294,093                4.99                         69
110,000.01- 120,000.00                  6,685,706                4.57                         58
120,000.01- 130,000.00                  5,002,843                3.42                         40
130,000.01- 140,000.00                  3,365,387                2.30                         25
140,000.01- 150,000.00                  3,213,132                2.20                         22
150,000.01- 160,000.00                  3,724,342                2.55                         24
160,000.01- 170,000.00                  3,159,234                2.16                         19
170,000.01- 180,000.00                  2,476,546                1.69                         14
180,000.01- 190,000.00                  1,494,093                1.02                          8
190,000.01- 200,000.00                  2,152,774                1.47                         11
200,000.01- 250,000.00                  7,271,685                4.97                         33
250,000.01- 300,000.00                  4,304,648                2.94                         16
300,000.01- 350,000.00                  1,273,954                0.87                          4
350,000.01- 400,000.00                    789,500                0.54                          2
400,000.01- 450,000.00                  1,231,214                0.84                          3
450,000.01- 500,000.00                  1,426,500                0.98                          3
550,000.01- 600,000.00                    595,000                0.41                          1
650,000.01- 700,000.00                    660,000                0.45                          1
850,000.01- 900,000.00                    900,000                0.62                          1
                                     ------------              ------               ------------

                 Total               $146,225,367              100.00%                     2,328
                                     ============              ======               ============

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     Group 1

                                                     Percent by               Number of
 Geographic Distribution     Principal Balance    Principal Balance         Mortgage Loans
 -----------------------     -----------------    -----------------         --------------
Alabama                            $516,773              0.35%                      10
Arizona                           1,977,198              1.35                       50
Arkansas                            262,567              0.18                        5
California                        5,259,475              3.60                       63
Colorado                          3,465,165              2.37                       60
Connecticut                       6,732,575              4.60                       74
Delaware                            597,816              0.41                       10
District of Columbia                974,212              0.67                        9
Florida                          21,044,511             14.39                      456
Georgia                           2,976,375              2.04                       48
Idaho                               363,465              0.25                        9
Illinois                          4,677,694              3.20                       55
Indiana                           2,404,204              1.64                       53
Kansas                               62,200              0.04                        3
Kentucky                            235,563              0.16                        3
Louisiana                           163,500              0.11                        2
Maryland                          5,050,951              3.45                       58
Massachusetts                     2,045,165              1.40                       29
Michigan                          9,087,812              6.21                      166
Minnesota                           895,012              0.61                       18
Mississippi                         196,952              0.13                        5
Missouri                             80,948              0.06                        3
Nevada                               34,907              0.02                        2
New Hampshire                     2,205,845              1.51                       17
New Jersey                        6,454,933              4.41                       77
New Mexico                          288,221              0.20                        7
New York                         27,778,392             19.00                      282
North Carolina                    2,973,357              2.03                       48
North Dakota                        119,380              0.08                        3
Ohio                              4,664,520              3.19                       81
Oklahoma                            251,891              0.17                        8
Oregon                            2,715,218              1.86                       47
Pennsylvania                     12,861,232              8.80                      251
Rhode Island                      1,058,940              0.72                       13
South Carolina                    2,388,532              1.63                       51
South Dakota                         35,350              0.02                        2
Tennessee                         1,995,195              1.36                       37
Texas                             2,098,951              1.44                       37
Utah                              2,498,316              1.71                       55
Virginia                          1,635,618              1.12                       30
Washington                        3,189,628              2.18                       57
West Virginia                       106,225              0.07                        2
Wisconsin                         1,800,586              1.23                       32
                               ------------            ------             ------------

Total                          $146,225,367            100.00%                   2,328
=====                          ============            ======             ============

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     Group 1

                                                                                      Number of
                                                                                      Percent by                 Mortgage
Original Combined Loan-to-Value (%)        Principal Balance                       Principal Balance              Loans
-----------------------------------        -----------------                       -----------------             ---------
10.01-15.00                                         $9,948                              0.01%                            1
15.01-20.00                                        248,413                              0.17                             8
20.01-25.00                                        173,963                              0.12                             8
25.01-30.00                                        175,445                              0.12                             7
30.01-35.00                                        469,886                              0.32                            14
35.01-40.00                                      1,403,819                              0.96                            26
40.01-45.00                                      1,776,931                              1.22                            27
45.01-50.00                                      2,384,068                              1.63                            43
50.01-55.00                                      2,656,247                              1.82                            44
55.01-60.00                                      4,027,801                              2.75                            58
60.01-65.00                                      7,419,169                              5.07                           109
65.01-70.00                                     16,375,287                             11.20                           203
70.01-75.00                                     15,837,255                             10.83                           248
75.01-80.00                                     33,705,080                             23.05                           553
80.01-85.00                                     29,586,803                             20.23                           518
85.01-90.00                                     29,975,255                             20.50                           461
                                              ------------                            ------                  ------------

Total                                         $146,225,367                            100.00%                        2,328
=====                                         ============                            ======                  ============

At origination (a) no Group 1 Initial Mortgage Loan had a Combined Loan-to-Value ("CLTV") exceeding 90.00%, (b) no Sub-Pool I Initial Mortgage Loan had a CLTV exceeding 90.00% and (c) no Sub-Pool II Initial Mortgage Loan had a CLTV exceeding 90.00%.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     Group 1

                                                                           Percent by                    Number of
Mortgage Rates (%)                            Principal Balance         Principal Balance            Mortgage Loans
------------------                            -----------------         -----------------            --------------
7.000- 7.249                                      $418,014                   0.29%                            5
7.250- 7.499                                     1,615,342                   1.10                            15
7.500- 7.749                                     1,321,509                   0.90                            20
7.750- 7.999                                     4,851,663                   3.32                            53
8.000- 8.249                                     3,289,462                   2.25                            40
8.250- 8.499                                     3,882,616                   2.66                            50
8.500- 8.749                                     6,826,871                   4.67                            88
8.750- 8.999                                     6,268,210                   4.29                            79
9.000- 9.249                                     3,266,938                   2.23                            56
9.250- 9.499                                     7,258,849                   4.96                           106
9.500- 9.749                                     9,123,202                   6.24                           134
9.750- 9.999                                     9,685,191                   6.62                           153
10.000- 10.249                                   6,463,254                   4.42                           117
10.250- 10.499                                   8,128,510                   5.56                           145
10.500- 10.749                                  10,047,842                   6.87                           149
10.750- 10.999                                   9,798,921                   6.70                           164
11.000- 11.249                                   7,078,001                   4.84                           121
11.250- 11.499                                   7,696,985                   5.26                           125
11.500- 11.749                                   7,816,655                   5.35                           132
11.750- 11.999                                   6,192,697                   4.24                           106
12.000- 12.249                                   5,558,258                   3.80                           100
12.250- 12.499                                   4,652,171                   3.18                            84
12.500- 12.749                                   3,969,136                   2.71                            82
12.750- 12.999                                   3,542,840                   2.42                            67
13.000- 13.249                                   1,762,783                   1.21                            42
13.250- 13.499                                   1,829,609                   1.25                            28
13.500- 13.749                                     964,288                   0.66                            20
13.750- 13.999                                     619,148                   0.42                            13
14.000- 14.249                                     521,461                   0.36                            11
14.250- 14.499                                   1,135,494                   0.78                            11
14.500- 14.749                                     271,861                   0.19                             9
15.250- 15.499                                     288,000                   0.20                             2
15.500- 15.749                                      79,587                   0.05                             1
                                              ------------                 ------                  ------------

  Total                                       $146,225,367                 100.00%                        2,328
                                              ============                 ======                  ============

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     Group 1

                                                                                  Percent by                      Number of
                                                                                   Principal                      Mortgage
Remaining Months to                                        Principal               Balance                         Loans
-------------------                                        ---------               -------                         -----
48.01- 60.00                                               $290,074                   0.20%                           11
60.01- 72.00                                                 19,526                   0.01                             1
72.01- 84.00                                                208,758                   0.14                             5
84.01- 96.00                                                484,571                   0.33                            11
96.01- 108.00                                               275,912                   0.19                             7
108.01- 120.00                                            4,036,949                   2.76                           107
120.01- 132.00                                              667,418                   0.46                            16
132.01- 144.00                                              290,384                   0.20                             7
144.01- 156.00                                              355,739                   0.24                             8
156.01- 168.00                                              311,767                   0.21                             6
168.01- 180.00                                           65,271,380                  44.64                         1,131
180.01- 192.00                                              814,210                   0.56                            17
192.01- 204.00                                               63,290                   0.04                             2
204.01- 216.00                                              333,794                   0.23                             4
216.01- 228.00                                              924,800                   0.63                            15
228.01- 240.00                                           23,501,027                  16.07                           389
240.01- 252.00                                              667,923                   0.46                            12
264.01- 276.00                                               89,970                   0.06                             1
276.01- 288.00                                              421,311                   0.29                             6
288.01- 300.00                                            4,071,193                   2.78                            46
300.01- 312.00                                              384,576                   0.26                             6
312.01- 324.00                                               16,587                   0.01                             1
352.01- 353.00                                              311,046                   0.21                             2
354.01- 355.00                                              419,285                   0.29                             4
355.01- 356.00                                            1,045,626                   0.72                             8
356.01- 357.00                                            1,666,222                   1.14                            17
357.01- 358.00                                            2,545,111                   1.74                            28
358.01- 359.00                                           16,395,070                  11.21                           210
359.01- 360.00                                           19,984,734                  13.67                           245
360.01- 361.00                                              357,113                   0.24                             5
                                                       ------------                 ------                  ------------
Total                                                  $146,225,367                 100.00%                        2,328
                                                       ============                 ======                  ============


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     Group 1

                                                   Percent by          Number of
                                                   Principal           Mortgage
Underwriting Class            Principal Balance     Balance              Loans
------------------            -----------------     -------              -----
IIB                              $6,530,214           4.47%                  137
AA                               32,576,468          22.28                   423
AAA                               4,426,016           3.03                    62
ANIV                             21,264,103          14.54                   318
I                                45,748,396          31.29                   717
II                               13,388,733           9.16                   266
III                               4,494,765           3.07                    76
IIISE                             4,667,110           3.19                    68
IV                               12,140,093           8.30                   241
V                                   989,468           0.68                    20
                               ------------         ------          ------------

Total                          $146,225,367         100.00%                2,328
                               ============         ======          ============



                                     Group 1

                                  Principal      Percent by       Number of
Property Types                     Balance       Principal      Mortgage Loans
--------------                     -------       ---------      --------------

SINGLE FAMILY                   $110,678,956       75.69%             1,886
2-4 FAMILY                        14,415,018        9.86                169
MANUFACTURED HOUSING               5,962,064        4.08                132
MULTI-FAMILY                       5,375,129        3.68                 34
MIXED USE                          4,101,201        2.80                 22
CONDO                              2,671,925        1.83                 50
COMMERCIAL                         1,626,869        1.11                 10
PUD                                1,394,204        0.95                 25
                                ------------      ------       ------------

Total                           $146,225,367      100.00%             2,328
                                ============      ======       ============

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     Group 2

Range of Principal Balances                           Percent by             Number of
as of the Cut-off Date ($)     Principal Balance   Principal Balance      Mortgage Loans
--------------------------     -----------------   -----------------      --------------
10,000.01- 20,000.00               $116,128              0.09%                       7
20,000.01- 30,000.00              1,147,516              0.88                       44
30,000.01- 40,000.00              2,148,719              1.65                       61
40,000.01- 50,000.00              3,936,210              3.02                       86
50,000.01- 60,000.00              5,136,449              3.95                       93
60,000.01- 70,000.00              7,148,348              5.49                      109
70,000.01- 80,0,00.00             6,220,613              4.78                       83
80,000.01- 90,000.00              7,356,633              5.65                       86
90,000.01- 100,000.00             9,081,554              6.98                       95
100,000.01- 110,000.00            7,052,058              5.42                       67
110,000.01- 120,000.00            7,950,106              6.11                       69
120,000.01- 130,000.00            7,272,713              5.59                       58
130,000.01- 140,000.00            6,591,506              5.07                       49
140,000.01- 150,000.00            6,714,218              5.16                       46
150,000.01- 160,000.00            5,441,736              4.18                       35
160,000.01- 170,000.00            4,467,449              3.43                       27
170,000.01- 180,000.00            3,664,320              2.82                       21
180,000.01- 190,000.00            4,060,320              3.12                       22
190,000.01- 200,000.00            2,942,572              2.26                       15
200,000.01- 250,000.00           14,814,570             11.38                       67
250,000.01- 300,000.00            5,470,924              4.20                       20
300,000.01- 350,000.00            2,639,067              2.03                        8
350,000.01- 400,000.00            2,980,314              2.29                        8
400,000.01- 450,000.00              835,600              0.64                        2
450,000.01- 500,000.00            2,389,348              1.84                        5
550,000.01- 600,000.00            1,782,134              1.37                        3
750,000.01- 800,000.00              768,208              0.59                        1
                               ------------            ------             ------------

Total                          $130,129,333            100.00%                   1,187
                               ============            ======             ============

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     Group 2

                                                                                                                        Number of
                                                                                Percent by                              Mortgage
Geographic Distribution                   Principal Balance                 Principal Balance                             Loans
-----------------------                   -----------------                 -----------------                             -----
Alabama                                      $220,579                             0.17%                                      3
Arizona                                     4,264,585                             3.28                                      38
Arkansas                                      588,677                             0.45                                       1
California                                    814,413                             0.63                                       5
Colorado                                   13,002,212                             9.99                                      91
Connecticut                                 4,327,222                             3.33                                      25
Delaware                                      422,939                             0.33                                       5
District of Columbia                          528,050                             0.41                                       2
Florida                                     4,365,656                             3.35                                      51
Georgia                                     1,442,852                             1.11                                      16
Illinois                                    6,133,455                             4.71                                      49
Indiana                                     2,637,728                             2.03                                      45
Iowa                                          102,138                             0.08                                       2
Kentucky                                      416,084                             0.32                                       5
Louisiana                                      38,971                             0.03                                       1
Maryland                                    2,901,664                             2.23                                      36
Massachusetts                               2,863,060                             2.20                                      20
Michigan                                    8,744,632                             6.72                                      89
Minnesota                                     446,861                             0.34                                       5
Mississippi                                    94,200                             0.07                                       2
Missouri                                      284,036                             0.22                                       3
Nebraska                                      114,638                             0.09                                       1
New Hampshire                                  66,955                             0.05                                       1
New Jersey                                  9,916,473                             7.62                                      80
New Mexico                                    537,255                             0.41                                       7
New York                                   17,427,485                            13.39                                     125
North Carolina                              3,952,536                             3.04                                      43
Ohio                                        3,760,331                             2.89                                      49
Oklahoma                                      211,332                             0.16                                       3
Oregon                                        749,725                             0.58                                       5
Pennsylvania                               16,552,063                            12.72                                     192
Rhode Island                                  330,410                             0.25                                       3
South Carolina                              2,028,713                             1.56                                      24
Tennessee                                     538,067                             0.41                                       5
Texas                                       3,304,935                             2.54                                      31
Utah                                       12,637,554                             9.71                                      94
Virginia                                    1,436,324                             1.10                                      15
Washington                                  1,518,550                             1.17                                       9
West Virginia                                  54,500                             0.04                                       1
Wisconsin                                     158,569                             0.12                                       3
Wyoming                                       192,904                             0.15                                       2
                                         ------------                           ------                            ------------

Total                                    $130,129,333                           100.00%                                  1,187
                                         ============                           ======                            ============


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     Group 2

                                                             Percent by                   Number of
Original Loan-to-Value (%)       Principal Balance        Principal Balance             Mortgage Loans
--------------------------       -----------------        -----------------             --------------
20.01- 25.00                            $69,959                0.05%                           1
25.01- 30.00                             20,970                0.02                            1
35.01- 40.00                            219,829                0.17                            4
40.01- 45.00                            400,414                0.31                            6
45.01- 50.00                            879,674                0.68                           13
50.01- 55.00                            847,813                0.65                            8
55.01- 60.00                          1,392,714                1.07                           12
60.01- 65.00                          4,235,053                3.25                           48
65.01- 70.00                          6,319,729                4.86                           55
70.01- 75.00                         10,536,648                8.10                           98
75.01- 80.00                         34,196,002               26.28                          321
80.01- 85.00                         35,750,488               27.47                          319
85.01- 90.00                         35,260,042               27.10                          301
                                   ------------              ------                  -----------

Total                              $130,129,333              100.00%                       1,187
                                   ============              ======                  ===========


At origination (a) no Group 2 Initial Mortgage Loan had a Loan-to-Value ("LTV") exceeding 90.00%, (b) no Sub-Pool III Initial Mortgage Loan had an LTV exceeding 90.00% and (c) no Sub-Pool IV Initial Mortgage Loan had an LTV exceeding 90.00%.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------



COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     Group 2

                                                                            Percent by                             Number of
Mortgage Rates (%)                Principal Balance                     Principal Balance                       Mortgage Loans
------------------                -----------------                     -----------------                       --------------
5.250- 5.499                           $146,200                                0.11%                                         1
6.250- 6.499                            343,031                                0.26                                          3
6.750- 6.999                            113,205                                0.09                                          1
7.000- 7.249                            802,031                                0.62                                          7
7.250- 7.499                            735,450                                0.57                                          5
7.500- 7.749                          1,967,947                                1.51                                         17
7.750- 7.999                          1,736,023                                1.33                                         12
8.000- 8.249                          2,168,982                                1.67                                         20
8.250- 8.499                          5,721,879                                4.40                                         48
8.500- 8.749                          5,783,926                                4.44                                         48
8.750- 8.999                          5,531,893                                4.25                                         36
9.000- 9.249                          6,659,404                                5.12                                         57
9.250- 9.499                          8,295,210                                6.37                                         71
9.500- 9.749                         11,726,887                                9.01                                        112
9.750- 9.999                         13,603,850                               10.45                                        117
10.000- 10.249                        6,386,401                                4.91                                         55
10.250- 10.499                        8,748,725                                6.72                                         82
10.500- 10.749                        8,710,715                                6.69                                         87
10.750- 10.999                        7,673,558                                5.90                                         72
11.000- 11.249                        6,137,615                                4.72                                         54
11.250- 11.499                        4,375,316                                3.36                                         44
11.500- 11.749                        5,317,065                                4.09                                         53
11.750- 11.999                        4,647,542                                3.57                                         56
12.000- 12.249                        3,356,131                                2.58                                         32
12.250- 12.499                        1,895,054                                1.46                                         22
12.500- 12.749                        2,060,202                                1.58                                         18
12.750- 12.999                        2,674,176                                2.06                                         25
13.000- 13.249                        1,259,236                                0.97                                         16
13.250- 13.499                        1,309,846                                1.01                                         12
13.500- 13.749                          217,850                                0.17                                          3
15.500- 15.749                           23,985                                0.02                                          1
                                   ------------                              ------                               ------------

Total                              $130,129,333                              100.00%                                     1,187
                                   ============                              ======                               ============

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     Group 2

                                                            Percent by              Number of
Remaining Months to Maturity     Principal Balance      Principal Balance         Mortgage Loans
----------------------------     -----------------      -----------------         --------------
169.00- 180.99                         $288,777               0.22%                        8
229.00- 240.99                          936,053               0.72                        15
289.00- 300.99                          644,713               0.50                         9
337.00- 348.99                          481,603               0.37                         4
349.00- 357.99                       10,622,458               8.16                        96
358.00- 358.99                       25,077,432              19.27                       235
359.00- 359.99                       54,293,047              41.72                       477
360.00- 360.99                       37,785,251              29.04                       343
                                   ------------             ------              ------------

Total                              $130,129,333             100.00%                    1,187
                                   ============             ======              ============

                                     Group 2

Month of Next Rate Adjustment                                  Percent by                Number of
for Six-Month LIBOR Loans           Principal Balance       Principal Balance          Mortgage Loans
-------------------------           -----------------       -----------------          --------------
September 1998                         $171,495                   0.13%                            1
October 1998                             97,605                   0.08                             1
November 1998                           360,150                   0.28                             4
December 1998                           784,330                   0.60                             6
January 1999                          1,347,755                   1.04                            11
February 1999                         2,507,494                   1.93                            18
March 1999                            1,943,669                   1.49                            14
May 1999                                116,475                   0.09                             1
July 1999                               105,084                   0.08                             1
September 1999                          183,240                   0.14                             1
January 2000                             56,106                   0.04                             1
February 2000                           112,264                   0.09                             2
March 2000                              598,207                   0.46                             4
April 2000                            1,893,023                   1.45                            13
May 2000                              2,597,145                   2.00                            28
June 2000                             3,695,483                   2.84                            34
July 2000                            24,037,977                  18.47                           229
August 2000                          52,728,162                  40.52                           473
September 2000                      $36,793,670                  28.27                           345
                                   ------------                 ------                  ------------

Totals                             $130,129,333                 100.00%                        1,187
                                   ============                 ======                  ============


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     Group 2

Gross Margin for                                                Percent by                      Number of
Six-Month LIBOR Loans             Principal Balance          Principal Balance               Mortgage Loans
---------------------             -----------------          -----------------               --------------
3.750- 3.999                           $251,284                     0.19%                              2
4.000- 4.249                            183,240                     0.14                               1
4.250- 4.499                            734,214                     0.56                               6
4.500- 4.749                            202,366                     0.16                               2
4.750- 4.999                            857,845                     0.66                              11
5.000- 5.249                          6,800,826                     5.23                              59
5.250- 5.499                          2,411,633                     1.85                              25
5.500- 5.749                          5,594,082                     4.30                              48
5.750- 5.999                          7,378,421                     5.67                              74
6.000- 6.249                          7,852,180                     6.03                              69
6.250- 6.499                         21,241,441                    16.32                             210
6.500- 6.749                          9,531,272                     7.32                              79
6.750- 6.999                         11,234,148                     8.63                              86
7.000- 7.249                         11,091,891                     8.52                              99
7.250- 7.499                         12,838,554                     9.87                             110
7.500- 7.749                          5,202,397                     4.00                              52
7.750- 7.999                          6,349,989                     4.88                              56
8.000- 8.249                          7,183,808                     5.52                              76
8.250- 8.499                          2,433,211                     1.87                              19
8.500- 8.749                          2,811,055                     2.16                              27
8.750- 8.999                          1,829,391                     1.41                              19
9.000- 9.249                          3,101,876                     2.38                              28
9.250- 9.499                            621,809                     0.48                               5
9.500- 9.749                          2,061,116                     1.58                              21
9.750- 9.999                            307,298                     0.24                               2
10.750- 10.999                           23,985                     0.02                               1
                                   ------------                   ------                    ------------

Totals                             $130,129,333                   100.00%                          1,187


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     Group 2

Maximum Mortgage Rates                                               Percent by            Number of
for Six-Month LIBOR Loans                    Principal Balance   Principal Balance      Mortgage Loans
-------------------------                    -----------------   -----------------      --------------
13.000- 13.249                                     $239,500             0.18%                      2
13.250- 13.499                                      275,950             0.21                       2
13.500- 13.749                                      799,869             0.61                       7
13.750- 13.999                                      938,925             0.72                       7
14.000- 14.249                                    1,767,460             1.36                      17
14.250- 14.499                                    4,737,286             3.64                      41
14.500- 14.749                                    4,518,727             3.47                      40
14.750- 14.999                                    4,176,180             3.21                      31
15.000- 15.249                                    5,920,618             4.55                      51
15.250- 15.499                                    8,398,710             6.45                      70
15.500- 15.749                                   12,894,964             9.91                     122
15.750- 15.999                                   14,109,118            10.84                     120
16.000- 16.249                                    6,431,982             4.94                      56
16.250- 16.499                                   10,076,348             7.74                      92
16.500- 16.749                                    9,975,914             7.67                      95
16.750- 16.999                                    8,649,367             6.65                      74
17.000- 17.249                                    7,491,572             5.76                      66
17.250- 17.499                                    4,877,516             3.75                      49
17.500- 17.749                                    5,317,065             4.09                      53
17.750- 17.999                                    4,939,372             3.80                      58
18.000- 18.249                                    3,659,430             2.81                      33
18.250- 18.499                                    1,895,054             1.46                      22
18.500- 18.749                                    2,060,202             1.58                      18
18.750- 18.999                                    3,167,286             2.43                      29
19.000- 19.249                                    1,259,236             0.97                      16
19.250- 19.499                                    1,309,846             1.01                      12
19.500- 19.749                                      217,850             0.17                       3
21.500- 21.749                                       23,985             0.02                       1
                                               ------------           ------            ------------

Totals                                         $130,129,333           100.00%                  1,187


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     Group 2

Minimum Mortgage Rates for                                          Percent by             Number of
Six-Month LIBOR Loans                       Principal Balance   Principal Balance       Mortgage Loans
---------------------                       -----------------   -----------------       --------------
6.000- 6.249                                       $239,500             0.18%                      2
6.250- 6.499                                        275,950             0.21                       2
6.500- 6.749                                        799,869             0.61                       7
6.750- 6.999                                        938,925             0.72                       7
7.000- 7.249                                      1,767,460             1.36                      17
7.250- 7.499                                      4,691,286             3.61                      40
7.500- 7.749                                      4,349,733             3.34                      38
7.750- 7.999                                      4,053,139             3.11                      30
8.000- 8.249                                      5,427,317             4.17                      48
8.250- 8.499                                      7,733,714             5.94                      65
8.500- 8.749                                     12,314,336             9.46                     119
8.750- 8.999                                     12,994,444             9.99                     115
9.000- 9.249                                      6,560,720             5.04                      56
9.250- 9.499                                     10,367,991             7.97                      95
9.500- 9.749                                     10,268,035             7.89                      95
9.750- 9.999                                      9,158,026             7.04                      76
10.000- 10.249                                    7,217,821             5.55                      63
10.250- 10.499                                    5,296,869             4.07                      52
10.500- 10.749                                    5,543,159             4.26                      56
10.750- 10.999                                    5,319,580             4.09                      58
11.000- 11.249                                    4,208,222             3.23                      38
11.250- 11.499                                    1,895,054             1.46                      22
11.500- 11.749                                    2,135,649             1.64                      19
11.750- 11.999                                    3,516,134             2.70                      33
12.000- 12.249                                    1,177,265             0.90                      16
12.250- 12.499                                    1,309,846             1.01                      12
12.500- 12.749                                      373,810             0.29                       4
13.000- 13.249                                      171,495             0.13                       1
14.500- 14.749                                       23,985             0.02                       1
                                               ------------           ------            ------------

Totals                                         $130,129,333           100.00%                  1,187
                                               ============           ======            ============


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                     Group 2

                                                                   Percent by             Number of
Underwriting Class                        Principal Balance    Principal Balance        Mortgage Loans
------------------                        -----------------    -----------------        --------------
IIB                                            $9,076,175              6.97%                     104
AA                                              7,811,623              6.00                       77
ANIV                                           21,719,706             16.69                      162
I                                              43,642,059             33.54                      386
II                                             14,475,388             11.12                      150
III                                             9,213,588              7.08                       82
IV                                             18,157,432             13.95                      177
SE                                              3,851,787              2.96                       24
V                                               2,181,575              1.68                       25
                                             ------------            ------             ------------

Total                                        $130,129,333            100.00%                   1,187
                                             ============            ======             ============

                                     Group 2

                                                                      Percent by         Number of
Property Type                                  Principal Balance   Principal Balance   Mortgage Loans
-------------                                  -----------------   -----------------   --------------
SINGLE FAMILY                                    $105,262,531           80.89%                   971
2-4 FAMILY                                         11,875,780            9.13                     92
MANUFACTURED HOUSING                                5,077,830            3.90                     67
PUD                                                 4,148,268            3.19                     25
CONDO                                               3,764,923            2.89                     32
                                                 ------------          ------           ------------

Total                                            $130,129,333          100.00%                 1,187
                                                 ============          ======           ============


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO]                            COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
 Merrill Lynch                    ASSET-BACKED CERTIFICATES, Series 1998-3
--------------------------------------------------------------------------------


FOR ADDITIONAL INFORMATION PLEASE CALL:

Asset Backed Securities Group
Rob DiOrio                         (212) 449-1646
Marc Rosenthal                     (212) 449-8721
Ken Mulford                        (212) 449-0752
Demetrios Tsipras                  (212) 449-9486

MBS Trading
(New York)
Vince Mora                         (212) 449-5320
Dan Pace (212) 449-5320
Scott Soltas                       (212) 449-3659

(London)
Ashley Kibblewhite                 011-44-171-867-3032
Anthony Everill                    011-44-171-867-3032

Asset Backed Research
Chris Flanagan                     (212) 449-1655
Ralph Diserio                      (212) 449-1629
Ryan Asato                         (212) 449-9622


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.